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                           LETTER OF CREDIT AGREEMENT

                                     between

                    ROLLER BEARING COMPANY OF AMERICA, INC.,
                             a Delaware corporation

                                       and

                             HELLER FINANCIAL, INC.,
                             a Delaware corporation

                          dated as of September 1, 1994

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

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                   ARTICLE ONE
                                   DEFINITIONS

Section 1.1. Definitions ..................................................... 1

                                   ARTICLE TWO
                                LETTER OF CREDIT

Section 2.1.  Issuance of Letter of Credit ................................... 6
Section 2.2.  Letter of Credit Drawings ...................................... 6
Section 2.3.  Advances ....................................................... 6
Section 2.4.  Fees ........................................................... 7
Section 2.5.  Method of Payment; Etc. ........................................ 8
Section 2.6.  Reduction and Termination ...................................... 8
Section 2.7.  Reinstatement of the Amount of the Letter of Credit ............ 9
Section 2.8.  Disbursement of Drawings ....................................... 9
Section 2.9.  Interest; Computation of Interest .............................. 9
Section 2.10. Payment Due on Non-Business Day to be Made on Next
              Business Day ................................................... 9
Section 2.11. Late Payments .................................................. 9
Section 2.12. Source of Funds ................................................10
Section 2.13. Security for Obligations .......................................10
Section 2.14. Replacement or Termination of Letter of Credit .................10
Section 2.15. Excess Interest ................................................10

                                 ARTICLE THREE
                              CONDITIONS PRECEDENT

Section 3.1. Conditions Precedent to Issuance of Letter of Credit ............11

                                  ARTICLE FOUR
                                    COVENANTS

Section 4.1. Optional Redemption .............................................13
Section 4.2. Related Documents ...............................................14
Section 4.3. Offering Memorandum .............................................14
Section 4.4. Fiduciaries .....................................................14
Section 4.5. Bond Interest Rate ..............................................14
Section 4.6. Amortization ....................................................14

                                  ARTICLE FIVE
                                    DEFAULTS

Section 5.1. Events of Default ...............................................15

                                       (i)

Section 5.2. Remedies ........................................................16

                                   ARTICLE SIX
                                  MISCELLANEOUS

Section 6.1.  No Deductions; Increased Costs .................................16
Section 6.2.  Indemnity, Costs, Expenses and Taxes ...........................18
Section 6.3.  Obligations Absolute ...........................................18
Section 6.4.  Liability of Heller ............................................19
Section 6.5.  Participants ...................................................19
Section 6.6.  Survival of this Agreement .....................................19
Section 6.7.  Modification of this Agreement .................................20
Section 6.8.  Waiver of Rights by Heller .....................................20
Section 6.9.  Severability ...................................................20
Section 6.10. Governing Law; Submission to Jurisdiction;
              Waiver of Jury Trial ...........................................20
Section 6.11. Notices ........................................................21
Section 6.12. Survival of Representations and Obligations ....................23
Section 6.13. Taxes and Expenses .............................................23
Section 6.14. Headings .......................................................23
Section 6.15. Counterparts ...................................................23
Section 6.16. Relationship; Consents and Approvals ...........................23
Section 6.17. No Oral Agreements .............................................23
Section 6.18. Approval of Disbursement Requests ..............................24

Signatures ...................................................................25

Appendix I - Form of Letter of Credit


                                      (ii)

                           LETTER OF CREDIT AGREEMENT

Roller Bearing Company of America, Inc.            Dated as of September 1, 1994
140 Terry Drive
Newtown, Pennsylvania 18940

Gentlemen:

            The Company (such term and each other capitalized term used herein having the meaning set forth in Article One hereof) desires to secure a source of funds to be devoted exclusively to the payment by the Trustee, when and as due, of the principal of and interest on the Bonds, and has applied to Heller for issuance by Heller of the Letter of Credit in an Original Stated Amount of $10,853,904.11. Further, Heller has been requested by the Company to provide a liquidity facility with respect to the Bonds by extending credit to the Company in the form of a Liquidity Drawing under the Letter of Credit. Heller has agreed to issue such Letter of Credit in the following manner and subject to the following terms and conditions. Accordingly, the Company and Heller hereby agree as follows:

                                   ARTICLE ONE
                                   DEFINITIONS

            Section 1.1. Definitions. As used in this Agreement:

            "Acceleration Drawing" - means a drawing under the Letter of Credit resulting from the presentation of a certificate in the form of "Exhibit F" to the Letter of Credit.

            "Advance" - is defined in Section 2.3(a) hereof.

            "Affiliate" - means any Person (i) owned or controlled by the Company, (ii) under common ownership or control with the Company (collectively
(i) and (ii) are defined as "Related Entities"), (iii) which is a general partner of or owns a controlling interest in or controls a Related Entity, (iv) which is a partnership or joint venture in which the Company or any Related Entity is a partner, (v) which is a trust for the benefit of the Company or any Related Entity or affiliate thereof, or (vi) which is a joint venture, corporation, partnership, trust or other entity which is directly or indirectly controlled by the Company, a Related Entity or an affiliate thereof.

            "Agreement" - means this Letter of Credit Agreement, as amended or supplemented from time to time.

            "Alternate Credit Facility" - is defined in the Indentures.

            "Authorized Representative" - means the President, the Executive Vice President or any other person designated by the Company to act on behalf of the Company pursuant to a written instrument filed with Heller containing the specimen signature of such person. Such instrument may designate an alternate or alternates.

            "Available Amount" - is defined in the Letter of Credit.

            "Base Rate" - is defined in the Credit Agreement.

            "Bond Counsel" - means any attorney at law or firm of attorneys, of nationally recognized standing in matters pertaining to the exclusion from gross income of interest on bonds for federal income tax purposes issued by states and political subdivisions and acceptable to Heller and duly admitted to practice law before the highest court of any state of the United States of America or the District of Columbia.

            "Bond Documents" - means the Bonds, the Indentures, the Loan Agreements, the Remarketing Agreement, the Placement Agreement, the Private Placement Memorandum and all amendments and supplements to such documents approved in writing by Heller.

            "Bondholder" - means the registered owner of any Bond.

            "Bonds" - means, collectively, the Series 1994A Bonds and the Series 1994B Bonds.

            "Business Day" - is defined in the Letter of Credit.

            "Cap Interest Rate" - means, subject to the provisions of Section 2.1(b) hereof, a rate per annum of 15%, calculated on the basis of a year of 365 days for the actual days elapsed.

            "Closing Date" - means the date on which all conditions precedent under Section 3.1 hereof have been met and on which the Letter of Credit is issued.

            "Code" - means the Internal Revenue Code of 1986, as amended.

            "Company" - means Roller Bearing Company of America, Inc., a Delaware corporation, and its successors and assigns.

            "Company Bonds" - means (i) Bonds owned or held by the Company or any Affiliate of the Company, or by the Trustee or the Tender Agent, or the agent of either of them, for the account of the Company or any Affiliate of the Company, including, but not limited to, Pledged Bonds, or (ii) Bonds which the Company has notified the Trustee, or which the Trustee knows, were purchased by another Person for the account of the Company or any Affiliate of the Company, including, but not limited to, Pledged Bonds.

            "Conversion Date" - means the date on which the interest rate on any Bond is converted to an interest mode other than the Weekly Mode.

            "Credit Agreement" - means the Amended and Restated Credit Agreement, dated as of October 22, 1992, among the Company, Industrial Tectonics Bearings Corporation, RBC Transport Dynamics Corporation and Heller, as from time to time amended, restated or supplemented.

            "Credit Documents" - means this Agreement, the Letter of Credit, the Pledge Agreement, the Loan Documents (as defined in the Credit Agreement) and all other agreements, security agreements, assignments, letters of credit, guaranties, instruments and/or documents now or hereafter executed and/or delivered to Heller by the Company or any Affiliate relating to the Letter of Credit, and all amendments and supplements to, and restatements of, such documents.

            "Determination of Taxability" - is defined in the Series 1994A Indenture.

            "Drawing" - means any Interest Drawing, Liquidity Drawing, Redemption Drawing or Acceleration Drawing.

            "Event of Default" - is defined in Section 5.1 hereof.

            "Fees" - means fees payable by the Company pursuant to Section 2.4 hereof.

            "Governmental Authority" - means the United States, the State of South Carolina and any political subdivision thereof, and any agency, department, commission, board, bureau or instrumentality of any of them which exercises jurisdiction over the Company or the Project, construction with respect thereto, the use of improvements with respect thereto or the availability of ingress or egress thereto, or of gas, water, electricity or sewage facilities therefor.

            "Heller" - means Heller Financial, Inc., a Delaware corporation, and its successors and assigns.

            "Indebtedness" - is defined in the Credit Agreement.

            "Indentures" - means, collectively, the Series 1994A Indenture and the Series 1994B Indenture.

            "Interest Drawing" - means a drawing under the Letter of Credit resulting from the presentation of a certificate in the form of "Exhibit C" to the Letter of Credit.

            "Interest Payment Date" - is defined in the Indentures.

            "Issuer" - means the South Carolina Jobs-Economic Development Authority, a body corporate and politic and an agency of the State of South Carolina, and its successors and assigns.

            "Letter of Credit" - means the irrevocable transferable letter of credit issued by Heller for the account of the Company in favor of the Trustee for the benefit of the owners from time to time of the Bonds pursuant to this Agreement in the form of Appendix I hereto with appropriate insertions, as from time to time amended, restated or supplemented; the term "Letter of Credit" shall mean and include all substitute irrevocable transferable letters of credit delivered by Heller to the Trustee pursuant to the provisions of Section 2.6 hereof.

            "Liabilities" - means the Advances, the Fees, any and all obligations of the Company to reimburse Heller for any Drawings under the Letter of Credit, and all other indebtedness, liabilities and obligations of the Company to Heller arising under or in relation to this Agreement.

            "Lien" - is defined in the Credit Agreement.

            "Liquidity Drawing" - means a drawing under the Letter of Credit resulting from the presentation of a certificate in the form of "Exhibit E" to the Letter of Credit.

            "Loan Agreements" - means, collectively, the Series 1994A Loan Agreement and the Series 1994B Loan Agreement.

            "Original Stated Amount" - is defined in Section 2.1 hereof.

            "Outstanding" - is defined in the Indentures.

            "Person" - is defined in the Credit Agreement.

            "Placement Agent" - means Stern Brothers & Co., as placement agent under the Placement Agreement.

            "Placement Agreement" - means the Bond Placement Agreement, dated September 2, 1994, among the Issuer, the Company and the Placement Agent, as from time to time amended, restated or supplemented.

            "Pledge Agreement" - means the Pledge and Security Agreement, dated as of September 1, 1994, among the Company, Heller and the Trustee, as from time to time amended, restated or supplemented.

            "Pledged Bonds" - means Bonds registered in the name of the Company, held by the Trustee and pledged to Heller pursuant to the Indenture and the Pledge Agreement.

            "Potential Default" - means an event which but for the lapse of time or the giving of notice, or both, would constitute an Event of Default.

            "Private Placement Memorandum" - means the Private Placement Memorandum, dated September 2, 1994, relating to the Bonds, as amended or supplemented from time to time.

            "Project" - is defined in the Loan Agreements.

            "Property" - means any and all right, title and interest of any Person in and to any and all property, whether real or personal, tangible or intangible, including, but not limited to, cash and cash equivalents, and wherever situated.

            "Purchase Date" - means any date on which the Bonds are subject to purchase pursuant to Section 301 or 302 of the Indentures.

            "Redemption Drawing" - means a drawing under the Letter of Credit resulting from the presentation of a certificate in the form of "Exhibit D" to the Letter of Credit.

            "Remarketing Agent" - means Stern Brothers & Co., as remarketing agent under the Indentures, and any successor remarketing agent.

            "Remarketing Agreement" - means the Remarketing Agreement, dated as of September 1, 1994, between the Remarketing Agent and the Company, as from time to time amended, restated or supplemented.

            "Series 1994A Bonds" - means the $7,700,000 aggregate principal amount of the Issuer's Variable Rate Demand Industrial Development Revenue Bonds (Roller Bearing Company of America, Inc. Project) Series 1994A issued pursuant to the Series 1994A Indenture.

            "Series 1994B Bonds" - means the $3,000,000 aggregate principal amount of the Issuer's Variable Rate Demand Industrial Development Revenue Bonds (Roller Bearing Company of America, Inc. Project) Series 1994B issued pursuant to the Series 1994B Indenture.

            "Series 1994A Indenture" - means the Trust Indenture, dated as of September 1, 1994, relating to the Series 1994A Bonds, between the Issuer and the Trustee, as amended and supplemented in accordance with the terms hereof and thereof.

            "Series 1994B Indenture" - means the Trust Indenture, dated as of September 1, 1994, relating to the Series 1994B Bonds, between the Issuer and the Trustee, as amended and supplemented in accordance with the terms hereof and thereof.

            "Series 1994A Loan Agreement" - means the Loan Agreement, dated as of September 1, 1994, relating to the Series 1994A Bonds, between the Issuer and the Company, as from time to time amended, restated or supplemented.

            "Series 1994B Loan Agreement" - means the Loan Agreement, dated as of September 1, 1994, relating to the Series 1994B Bonds, between the Issuer and the Company, as from time to time amended, restated or supplemented.

            "Stated Expiration Date" - means, subject to the provisions of
Section 2.1(b) hereof, September 15, 1999.

            "Tender Agent" - means the Trustee, as Tender Agent under the Indentures, and any successor tender agent.

            "Termination Date" - means the earliest to occur of (i) the close of Heller's business on the Stated Expiration Date; (ii) the date which is ten (10) days following the Trustee's receipt of written notice from Heller of the occurrence of an Event of Default and a direction to cause an acceleration or a purchase in lieu of acceleration of all Outstanding Bonds pursuant to the Indentures; (iii) the date on which all Bonds are paid or deemed paid under the terms of the Indentures; (iv) the date on which the Bonds become secured by an Alternate Credit Facility in accordance with the terms of the Indentures; or (v) the earlier of (A) the date which is five (5) days after the Conversion Date, or (B) the date on which Heller honors a Drawing under the Letter of Credit on or after the Conversion Date.

            "Trustee" - means Mark Twain Bank, St. Louis, Missouri, as Trustee under the Indentures, and any successor trustee thereunder.

            "Trust Estate" - is defined in the Indentures.

            "Weekly Mode" - is defined in the Indentures.

            The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. Any capitalized terms used herein which are not specifically defined herein shall have the same meaning herein as in the Indentures. All references in this Agreement to times of day shall be references to Chicago, Illinois time unless otherwise specifically provided.

                                   ARTICLE TWO
                                LETTER OF CREDIT

            Section 2.1. Issuance of Letter of Credit. (a) Heller agrees to issue on the Closing Date, upon the terms, and subject to the conditions, set forth in this Agreement, the Letter of Credit substantially in the form of Appendix I hereto. The Letter of Credit shall be effective on the Closing Date and shall expire on the Stated Expiration Date. The Letter of Credit shall be in the original stated amount of $10,853,904.11 (the "Original Stated Amount"), which is the sum of (i) the principal amount of Bonds outstanding on the Closing Date, plus (ii) interest on the Bonds at the Cap Interest Rate for a period of 35 days (based on a year consisting of 365 days).

            (b) Heller reserves the right, in its sole and absolute discretion, but does not undertake the obligation, upon written application of the Company to extend the Stated Expiration Date or increase the Cap Interest Rate. In the event of any such extension or increase, Heller shall notify the Trustee in writing, and the Trustee shall be obligated to follow the procedure relating thereto set forth in the Letter of Credit. Heller agrees to respond to each completed application of the Company for an extension of the Stated Expiration Date or an increase in the Cap Interest Rate within thirty (30) days of the receipt thereof by Heller; failure by Heller to respond within such period shall be deemed a rejection of the application.

            Section 2.2. Letter of Credit Drawings. The Trustee is authorized to make Drawings under the Letter of Credit in accordance with the terms thereof. The Company hereby directs Heller to make payments under the Letter of Credit in the manner therein provided.

            Section 2.3. Advances. (a) Each amount paid upon a Drawing and not reimbursed by the Company on the day the Drawing is paid by Heller shall constitute an advance (individually an "Advance," and collectively "Advances") to the Company by Heller on the date such Drawing is paid by Heller. Advances shall bear interest and be payable in the manner provided herein. Heller shall record on its books or records the amount of each Advance payable hereunder, all payments of principal and interest thereon and the principal balance from time to time outstanding. The record thereof shown on such books or records shall be prima facie evidence as to all such amounts outstanding hereunder; provided, however, that the failure of Heller to record on its books or records any of the foregoing shall not limit or otherwise affect the obligation of the Company to repay all Advances payable hereunder together with accrued interest thereon.

            (b) Each Advance resulting from an Interest Drawing, a Redemption Drawing or an Acceleration Drawing shall bear interest on the unpaid principal amount thereof at the default rate set forth in Section 2.11 hereof. Each Advance resulting from a Liquidity Drawing shall bear interest prior to an Event of Default on the unpaid principal amount thereof at the Interest Rate set forth in Section 2.9 hereof, and after an Event of Default has occurred, shall bear interest at the default rate set forth in Section 2.11 hereof. Such interest shall be payable monthly, in arrears, on the first day of each month to the extent accrued and unpaid; interest on Advances incurred with respect to the purchase of Pledged Bonds shall also be paid upon the remarketing of such Pledged Bonds pursuant to Section 308 of the Indentures.

            (c) The principal amount of each Advance resulting from an Interest Drawing, a Redemption Drawing or an Acceleration Drawing under the Letter of Credit shall be reimbursed by the Company on the same day as, and immediately after, Heller pays the amount of such Drawing in accordance with the terms of the Letter of Credit. The principal amount of each Advance resulting from a Liquidity Drawing under the Letter of Credit shall be reimbursed by the Company on the same day as, and immediately after, the remarketing of the Pledged Bonds that result from such Drawing; in any event, the outstanding principal amount of all Advances resulting from Liquidity Drawings and all unpaid accrued interest thereon shall be due and payable on the Stated Expiration Date. Any amounts outstanding hereunder may be prepaid at any time or from time to time without premium or penalty.

            (d) Pursuant to the Pledge Agreement, upon Heller's payment of each Liquidity Drawing, there shall be available for delivery to Heller at the principal corporate trust office of the Trustee, registered in the name of Heller as pledgee, the Bonds purchased with such Liquidity Drawing. Heller shall not transfer any Bonds purchased with the proceeds of a Liquidity Drawing until the Letter of Credit has been reinstated in an amount equal to the Original Purchase Price (as defined in the Letter of Credit) of such Bonds as provided in
Section 2.7 hereof. Unless otherwise instructed in writing by Heller, the Trustee will hold all Pledged Bonds on behalf of Heller. To the extent Heller actually receives payment in respect of principal of or interest on any Pledged Bond, Heller shall credit such amounts so received first to the payment of accrued interest on the Liabilities in the priority provided for under the terms of Section 2.5 hereof and then to the payment of principal thereof.

            Section 2.4. Fees. (a) The Company hereby agrees to pay, or cause to be paid, to Heller on the Closing Date an issuance fee equal to 1.00% of the Original Stated Amount of the Letter of Credit. The issuance fee shall be deemed earned by Heller when paid by the Company, and shall not be subject to rebate, refund or abatement thereafter.

            (b) The Company also hereby agrees to pay, or cause to be paid, to Heller on each March 1, June 1, September 1 and December 1 and on the Closing Date, if other than a March 1, June 1, September 1, or December 1, in advance (commencing on the Closing Date and ending on September 1, 1999, unless the Letter of Credit is terminated prior thereto), one-fourth (1/4) of an annual letter of credit fee equal to the sum of
(i) 2.50% per annum of the Available Amount of the Letter of Credit on such payment date (taking into account any reductions in the Available Amount of the Letter of Credit scheduled to occur on such payment date), plus (ii) in the event and for as long as Anchor National Life Insurance Company or its assignee or participant ("Anchor") is the owner of a participation in the Letter of Credit and the Liabilities under this Agreement, 1.50% per annum of Anchor's pro rata share of the Available Amount of the Letter of Credit on such payment date (taking into account any reductions in the Available Amount of the Letter of Credit scheduled to occur on such payment date); provided that the initial payment on the Closing Date and the last payment of the quarterly portion of such annual fee shall be prorated for the actual number of days in such quarters that the Letter of Credit is actually outstanding. Each quarterly payment of the annual letter of credit fee shall be deemed earned by Heller when paid by the Company, and shall not be subject to rebate, refund or abatement thereafter.

            Section 2.5. Method of Payment; Etc. All payments to be made by the Company under this Agreement shall be made in immediately available funds and delivered to Heller by wire transfer, to Heller's account, ABA No. 0710-0001-3, Account No. 55-00540, at The First National Bank of Chicago, One First National Plaza, Chicago, Illinois 60670, Reference: Heller Financial, Inc. for the benefit of Roller Bearing. All payments to be made by the Company under this Agreement shall be made not later than 12:00 Noon, Chicago, Illinois time, on the date when due. Payments for which immediately available funds are received by Heller after 12:00 Noon, Chicago, Illinois time, on any day shall be deemed to have been made on the next succeeding Business Day.

            All payments made pursuant to the terms hereof shall, at Heller's option, be applied first to the payment of any fees, expenses or other costs that the Company is obligated to pay hereunder, second to interest on the unpaid Liabilities at the Interest Rate (as defined in Section 2.9 hereof), and third to reduce the unpaid principal amount of all Liabilities due hereunder. All payments not made when due shall be subject to default interest at the times and rate set forth in Section 2.11 hereof.

            Section 2.6. Reduction and Termination. (a) The Available Amount of the Letter of Credit may be reduced by the Trustee upon submission to Heller of a certificate in the form of Exhibit D or G to the Letter of Credit, designating the date (which shall be a Business Day) of such reduction and the amount of such reduction (which shall be, with respect to the principal component of the Letter of Credit, in an integral multiple of $100,000 or multiples of $5,000 in excess thereof).

            (b) If the Trustee shall partially reduce the Available Amount pursuant to paragraph (a) above, Heller shall then have the right to require the Trustee to simultaneously surrender the outstanding Letter of Credit to Heller on the effective date of such partial reduction of the Available Amount and to accept on such date, in substitution for the then outstanding Letter of Credit, a substitute irrevocable transferable letter of credit, dated such date, for an amount equal to the amount to which the Available Amount shall have been so reduced, but otherwise having terms identical to the then outstanding Letter of Credit. Alternatively, Heller in its sole discretion may elect to deliver to the Trustee a Notice of Amendment to the Letter of Credit in the form of Exhibit H to the Letter of Credit, dated the effective date of such partial reduction of the Available Amount of the Letter of Credit and stating the amount to which the Available Amount has been reduced.

            Section 2.7. Reinstatement of the Amount of the Letter of Credit.
(a) As set forth in the Letter of Credit, the Available Amount of the Letter of Credit shall be reduced by an amount equal to the amount of any Drawing made thereunder; provided, however, that the amount of any Interest Drawing less the amount of the reduction in the Available Amount of the Letter of Credit attributable to interest as specified in a certificate in the form of Exhibit D or G to the Letter of Credit, will be automatically reinstated on the date of such Drawing without further notice to any Person.

            (b) Prior to the Conversion Date, in the event of the remarketing of Bonds (or portions thereof in Authorized Denominations (as defined in the Indenture)) previously purchased with the proceeds of a Liquidity Drawing and upon receipt by Heller of an amount equal to the principal portion of the Original Purchase Price (as defined in the Letter of Credit) of the Bonds so remarketed plus all accrued interest thereon, Heller will reinstate the Letter of Credit by an amount equal to the Original Purchase Price of such Bonds so remarketed. Upon the receipt by Heller of amounts resulting in a reinstatement as provided in this Section 2.7(b), Heller shall promptly provide the Trustee and the Remarketing Agent with notice of such reinstatement in writing, by telecopy or tested telex.

            (c) The Company hereby irrevocably and unconditionally instructs Heller to reinstate the Letter of Credit in accordance with paragraphs (a) and
(b) above and in accordance with the terms of the Letter of Credit.

            Section 2.8. Disbursement of Drawings. The Company hereby directs Heller to make payments under the Letter of Credit in the manner set forth therein.

            Section 2.9. Interest; Computation of Interest. (a) Amounts outstanding hereunder from time to time shall bear interest prior to the date due at a floating rate per annum (the "Interest Rate") equal to four percent (4%) plus the Base Rate.

            (b) All computations of interest, fees and charges payable by the Company under this Agreement (including, but not limited to, interest payable pursuant to Section 2.11 hereof) shall be made on the basis of 360 days and actual days elapsed.

            Section 2.10. Payment Due on Non-Business Day to be Made on Next Business Day. If any sum becomes payable pursuant to this Agreement on a day which is not a Business Day, the date for payment thereof shall be extended, without penalty, to the next succeeding Business Day, and such extended time shall be included in the computation of interest and fees.

            Section 2.11. Late Payments. Upon the occurrence of an Event of Default, Heller may collect interest on the entire unpaid principal amount of all Liabilities from time to time outstanding at a per annum rate of interest (the "default rate") equal to the sum of the

Interest Rate plus three percent (3%) from and after the date of the occurrence of such Event of Default for as long as such Event of Default continues.

            Section 2.12. Source of Funds. All payments made by Heller pursuant to the Letter of Credit shall be made from the funds of Heller and not with the funds of any other Person (including, but not limited to, funds provided to Heller by the Company pursuant to Section 2.3 hereof).

            Section 2.13. Security for Obligations. In addition to any other security for the obligations, covenants, warranties and representations of the Company to Heller under, arising out of or in any way connected with the Letter of Credit, this Agreement or the other Credit Documents, the Company hereby grants, pledges and assigns to Heller a lien and security interest in the Company's interest in the Trust Estate and all of the Company's right, title, and interest in and to any and all funds now or hereafter on deposit in or otherwise a part of any fund created under the Indentures (the "Funds Collateral"); Heller hereby appoints, and the Company hereby consents to Heller's appointment of, the Trustee as Heller's agent and bailee to perfect Heller's pledge, assignment and security interest of and in such funds. The Company shall, or shall cause the Trustee, forthwith after the execution and delivery of this Agreement and thereafter from time to time to cause any financing statements to be filed, registered and recorded in such manner and in all places as may be required by law in order to fully perfect and protect any lien and security interest created hereby and from time to time will perform or cause to be performed any other act as provided by law and will execute or cause to be executed any and all continuation statements and further instruments that may be requested or required by Heller for such perfection and protection. The Company will pay or cause the Trustee to pay all filing, registration and recording fees incident to such filing, registration and recording, and all expenses incident to the preparation, execution, and acknowledgment of such instruments of further assurance and all federal or state fees and other similar fees, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Agreement and such instruments of further assurance.

            Section 2.14. Replacement or Termination of Letter of Credit. The Company may replace or terminate the Letter of Credit at all times and on the terms and conditions set forth herein and in the Indentures.

            Section 2.15. Excess Interest. It is agreed that notwithstanding any provision to the contrary in any of the Credit Documents, no such provision shall require the payment or permit the collection of any amount in excess of the maximum amount of interest permitted by applicable law to be charged for the use or detention, or the forbearance in the collection, of all or any portion of the Liabilities ("Excess Interest"). If any Excess Interest is provided for, or is adjudicated to be provided for, in any of the Credit Documents, then in such event to the fullest extent permitted by applicable law (a) the provisions of this Section shall govern and control; (b) neither the Company nor any guarantor or endorser shall be obligated to pay any Excess Interest; (c) any Excess Interest that Heller may have received hereunder shall, at the option of Heller, be (i) applied as a credit against the then outstanding principal amount due hereunder, accrued and unpaid interest thereon (not to exceed the maximum amount permitted by applicable law) and any of the other Liabilities, or all of the foregoing, (ii) refunded to the payor thereof, or (iii) any combination of the foregoing; (d) the Interest Rate shall be automatically subject to reduction to the maximum lawful rate allowed under applicable usury laws, and each of the Credit Documents shall be deemed to have been, and shall be, reformed and modified to reflect such reduction in the Interest Rate; and (e) neither the Company nor any guarantor or endorser shall have any action against Heller for any damages whatsoever arising out of the payment or collection of any Excess Interest. In the event that any amount is foregone by Heller pursuant to the foregoing provisions relating to Excess Interest, then to the fullest extent permitted by applicable law the interest rate applicable to amounts owed hereunder shall not thereafter be reduced below the maximum rate permitted by applicable law until the total amount of interest accrued hereunder less the amount of interest that would have accrued but for this provision equals the amount so foregone as Excess Interest.

                                  ARTICLE THREE
                              CONDITIONS PRECEDENT

            Section 3.1 Conditions Precedent to Issuance of Letter of Credit. As conditions precedent to the obligation of Heller to issue the Letter of Credit,
(a) the Company shall provide or cause to be provided to Heller on the Closing Date, in form and substance satisfactory to Heller and its counsel:

            (i) a written opinion or opinions of Gibson, Dunn & Crutcher, counsel to the Company, dated the Closing Date;

            (ii) a written opinion of Sinkler & Boyd, P.A., bond counsel, dated the Closing Date;

            (iii) a written opinion of Sinkler & Boyd, P.A., counsel to the Issuer, dated the Closing Date, with respect to the due organization of the Issuer, the power of the Issuer to enter into the transactions contemplated by the Bond Documents, the due adoption of all proceedings of the governing body of the Issuer, and the due authorization, execution, delivery and enforceability of the Bond Documents to which the Issuer is a party;

            (iv) a copy of the certificate of incorporation of the Company, certified as of a recent date by the Secretary of State of the State of Delaware;

            (v) a copy of the by-laws of the Company, certified by the Secretary or an Assistant Secretary of the Company;

            (vi) certificates of good standing with respect to the corporate and tax status of the Company, certified as of a recent date by appropriate officials of the States of Delaware and South Carolina;

            (vii) certified copies of all corporate action taken by the Company to authorize the execution, delivery and performance by the Company of this Agreement, the Pledge Agreement and each Bond Document to which the Company is a party, and such other corporate documents as Heller may reasonably request;

            (viii) a certificate of a duly authorized officer of the Company as to the incumbency, and setting forth a specimen signature, of each Person who is to sign this Agreement, the Pledge Agreement and each Bond Document to which the Company is a party on behalf of the Company;

            (ix) an incumbency certificate, executed by an authorized officer of the Issuer, which shall identify by name and title and bear the signature of the officials of the Issuer authorized to sign those Bond Documents to which the Issuer is a party and to effect the transactions under them; Heller shall be entitled to rely on such incumbency certificate until informed of any change in writing by the Issuer;

            (x) a certificate of a duly authorized officer of the Company, dated the Closing Date, stating, among other things, that no Event of Default has occurred and is continuing, or would result from the issuance of the Letter of Credit or the execution and delivery of this Agreement, the Pledge Agreement or any Bond Document to which the Company is a party, and no event has occurred and is continuing which would constitute an Event of Default or Potential Default;

            (xi) true and correct copies of all governmental approvals necessary for the Issuer to enter into the Bond Documents to which the Issuer is a party;

            (xii) evidence that the Remarketing Agent has acknowledged and accepted in writing its appointment as Remarketing Agent under the Indentures and its duties and obligations thereunder, together with a legal opinion of counsel to the Remarketing Agent;

            (xiii) evidence that the Trustee has acknowledged and accepted in writing its appointment as Trustee under the Indentures and its duties and obligations thereunder, together with a legal opinion of counsel to the Trustee;

            (xiv) true and correct copies of the Bond Documents and all other documents furnished in connection with the issuance and delivery of the Bonds;

            (xv) the following documents executed and delivered on behalf of the parties thereto:

                  (A) Fourth Amendment, Acknowledgement and Consent to Amended
            and Restated Credit Agreement,

                  (B) Pledge Agreement, and

                  (C) Second Amendment to Mortgage, Assignment of Rents,
            Security Agreement, Financing Statement and Fixture Filing;

            (xvi) evidence of filing or simultaneous filing of completed Uniform Commercial Code financing statements from the Company in such forms and in such places as Heller shall require;

            (xvii) written acknowledgment and acceptance by the Trustee of the security interest granted to Heller pursuant to Section 2.13 hereof;

            (xviii) any other items required as a condition precedent under the terms of the Bond Documents to the closing of the transaction contemplated by the Bond Documents;

            (xix) an endorsement to Chicago Title Insurance Company Loan Policy Number 9206901-61-2077 NBU; and

            (xx) the receipt of such other documents, certificates and opinions as Heller or its counsel may reasonably request;

            (b) no law, regulation, ruling or other action of any Governmental Authority or any political subdivision or authority therein or thereof shall be in effect or shall have occurred, the effect of which would be to prevent Heller from fulfilling its obligations under the Letter of Credit or under this Agreement;

            (c) all legal requirements provided herein incident to the execution, delivery and performance of this Agreement, the Pledge Agreement and the Bond Documents, and the transactions contemplated hereby and thereby, shall be reasonably satisfactory to Heller and its counsel; and

            (d) Heller and each of Banque Indosuez (New York Branch), Anchor National Life Insurance Company, Household Commercial Financial Services, Inc. and Mitsui Nevitt Capital Corporation shall have entered into a Lender Addition Agreement (as defined in the Credit Agreement), or an amendment to such entity's existing Lender Addition Agreement, in form and substance satisfactory to Heller.

                                  ARTICLE FOUR
                                    COVENANTS

            Section 4.1. Optional Redemption; Alternate Credit Facility. The Company will not, without the prior written consent of Heller, cause an optional redemption of the Bonds (except as required by Section 4.6 hereof), or the delivery of an Alternate Credit Facility to secure the Bonds (except as required by the Credit Agreement), pursuant to the Loan Agreements and the Indentures unless the Company first (a) pays Heller all amounts due and owing Heller hereunder at such time, and (b) provides Heller a minimum of thirty (30) days' prior written notice. In no event shall the Company cause either (a) an optional redemption of the Bonds in part (except as required by Section 4.6 hereof), or
(b) the delivery of an Alternate Credit Facility to replace the Letter of Credit in part.

            Section 4.2. Related Documents. The Company will not amend or consent to any amendment of any Bond Document without the prior written consent of Heller.

            Section 4.3. Offering Memorandum. The Company will not refer to Heller in any offering memorandum (other than the Private Placement Memorandum) or make any changes in reference to Heller in any revision of the Private Placement Memorandum without the prior written consent of Heller.

            Section 4.4. Fiduciaries. The Company will not remove or appoint any Trustee, Tender Agent or Remarketing Agent for the Bonds without the prior written consent of Heller.

            Section 4.5. Bond Interest Rate. The Company will not elect an interest option for the Bonds other than the Weekly Mode without the prior written consent of Heller.

            Section 4.6. Amortization. The Company will prepay the principal of the Bonds in the following amounts and at the following times (provided that the Company shall prepay all of the principal of the Series 1994B Bonds prior to prepaying any of the principal of the Series 1994A Bonds):

            (1) on September 1, 1998, the principal amount of $240,000;

            (2) on September 1, 1999, the principal amount of $240,000;

            (3) on September 1, 2000, the principal amount of $240,000;

            (4) on September 1, 2001, the principal amount of $240,000;

            (5) on September 1, 2002, the principal amount of $420,000;

            (6) on September 1, 2003, the principal amount of $420,000;

            (7) on September 1, 2004, the principal amount of $420,000;

            (8) on September 1, 2005, the principal amount of $420,000;

            (9) on September 1, 2006, the principal amount of $540,000;

            (10) on September 1, 2007, the principal amount of $540,000;

            (11) on September 1, 2008, the principal amount of $540,000;

            (12) on September 1, 2009, the principal amount of $540,000;

            (13) on September 1, 2010, the principal amount of $660,000;

            (14) on September 1, 2011, the principal amount of $660,000;

            (15) on September 1, 2012, the principal amount of $660,000;

            (16) on September 1, 2013, the principal amount of $660,000;

            (17) on September 1, 2014, the principal amount of $815,000;

            (18) on September 1, 2015, the principal amount of $815,000;

            (19) on September 1, 2016, the principal amount of $815,000; and

            (20) on September 1, 2017, the principal amount of $815,000.

The foregoing schedule shall be modified by the parties hereto to reflect any mandatory redemption of the Bonds that results in a reduction in the principal amount thereof.

                                  ARTICLE FIVE
                                    DEFAULTS

            Section 5.1. Events of Default. If any of the following events shall occur and be continuing, each such event shall be an "Event of Default":

            (a) default in the due and punctual payment of any amount due hereunder, which default continues for two (2) Business Days;

            (b) any "event of default," "Event of Default," "default" or "Default" shall have occurred under any Bond Document (as defined respectively therein) after the expiration of any applicable cure or grace period with respect thereto;

            (c) an "Event of Default" shall have occurred under the Credit Agreement;

            (d) default in the due observance or performance of any covenant contained in Article Four hereof;

            (e) failure to observe or perform any other term, covenant or agreement set forth in this Agreement and the continuation of such failure for a period of thirty (30) days after written notice thereof from Heller; provided, however, that if such failure cannot by its nature be cured within thirty (30) days, and if an attempt to cure such failure is commenced promptly after written notice thereof and is thereafter diligently pursued (and then in all events such failure is cured within sixty (60) days after the original notice thereof), no default shall be deemed to exist hereunder during such period of diligent curing;

            (f) any material provision of this Agreement, the Pledge Agreement or any Bond Document shall cease to be valid and binding on the Company in any material respect; or

            (g) the Company shall fail to replace the Letter of Credit, in accordance with the terms of the Indentures and Loan Agreements, at least thirty (30) days prior to the Stated Expiration Date.

            Section 5.2. Remedies. Upon the occurrence of any Event of Default Heller may exercise any one or more of the following rights and remedies in addition to any other remedies herein or by law provided:

            (a) by written notice to the Company, require that the Company immediately pay to Heller in immediately available funds an amount equal to the Available Amount of the Letter of Credit, any such amount to be held uninvested (unless otherwise directed in writing by the Company with specific investment directions, such direction to be accompanied by an opinion of Bond Counsel (acceptable in form and substance to Heller) to the effect that such directed investment will not adversely affect the exclusion from gross income of interest on the Bonds for Federal or State of South Carolina income tax purposes) by Heller as collateral security for any and all indebtedness, obligations and liabilities of the Company to Heller hereunder or under any other Credit Documents, whether now existing or hereafter arising and whether due or contingent;

            (b) declare the principal of and interest on the Liabilities owing hereunder immediately due and payable, notwithstanding the provisions of
      Section 2.3 hereof;

            (c) give notice of the occurrence of an Event of Default to the Trustee and instruct the Trustee to cause the acceleration, or purchase in lieu of acceleration, at Heller's election, of the Bonds, thereby causing the Letter of Credit to expire ten (10) days thereafter;

            (d) direct the Trustee to exercise Heller's rights under the Indentures and the Loan Agreements;

            (e) exercise Heller's rights and remedies under the Credit Documents; or

            (f) pursue any other action available at law or in equity.

                                   ARTICLE SIX
                                  MISCELLANEOUS

            Section 6.1. No Deductions; Increased Costs. (a) Except as otherwise required by law, each payment by the Company to Heller under this Agreement or any other Related Document shall be made without deduction, defense, set-off or counterclaim, and without withholding for or on account of any present or future taxes (other than overall net income taxes on the recipient imposed by reason of any payment hereunder by any jurisdiction having authority over such recipient or the transactions contemplated by this Agreement) imposed by or within the jurisdiction in which the Company is domiciled, the Project is located, any jurisdiction from which the Company makes any payment hereunder, or (in each case) any political subdivision or taxing authority thereof or therein. If any such withholding is so required, the Company shall make the withholding, pay the amount withheld to the appropriate Governmental Authority before penalties attach thereto or interest accrues thereon, and forthwith pay such additional amount as may be necessary to ensure that the net amount actually received by Heller free and clear of such taxes (including such taxes on such additional amount) is equal to the amount which Heller would have received had such withholding not been made. If Heller pays any amount in respect of any such taxes, penalties or interest, the Company shall reimburse Heller for that payment on demand in the currency in which such payment was made. If the Company pays any such taxes, penalties or interest, it shall deliver official tax receipts evidencing that payment or certified copies thereof to Heller on or before the thirtieth day after payment.

            (b) If the Code or any newly adopted or changed law, treaty, regulation, guideline or directive or any new or modified interpretation of any of the foregoing by any authority or agency charged with the administration or interpretation thereof or any fiscal, monetary or other authority having jurisdiction over Heller or the transactions contemplated by this Agreement (whether or not having the force of law) shall:

            (i) limit the deductibility of interest on funds obtained by Heller to pay any of its liabilities or subject Heller to any tax, duty, charge, deduction or withholding on or with respect to payments relating to the Bonds, the Letter of Credit or this Agreement, or any amount paid or to be paid by Heller as the issuer of the Letter of Credit (other than any tax measured by or based upon the overall net income of Heller imposed by any jurisdiction having authority over Heller or the transactions contemplated by this Agreement);

            (ii) impose, modify, require, make or deem applicable to Heller any reserve requirement, capital requirement, special deposit requirement, insurance assessment or similar requirement against any assets held by, deposits with or for the account of, or loans, letters of credit or commitments by, an office of Heller in excess of such requirement on the date of this Agreement;

            (iii) change the basis of taxation of payments due Heller under this Agreement or the Bonds (other than by a change in taxation of the overall net income of Heller); or

            (iv) impose upon Heller any other condition with respect to such amount paid or payable to or by Heller or with respect to this Agreement, the Letter of Credit, any other Related Document or the Bonds;

and the result of any of the foregoing is to increase the cost to Heller of making any payment hereunder or under the Letter of Credit or of maintaining the Letter of Credit, or to reduce the amount of any payment (whether of principal, interest or otherwise) receivable by Heller, or to reduce the rate of return on the capital of Heller or to require Heller to make any payment on or calculated by reference to the gross amount of any sum received by it, in each case by an amount which Heller in its reasonable judgment deems material, then:

            (1) Heller shall promptly notify the Company in writing of such event;

            (2) Heller shall promptly deliver to the Company a certificate stating the change which has occurred or the reserve requirements or capital requirements or other costs or conditions which have been imposed on Heller or the request, direction or requirement with which it has complied, together with the date thereof, the amount of such increased cost, reduction or payment and a reasonably detailed description of the way in which such amount has been calculated, and Heller's determination of such amounts, absent fraud or manifest error, shall be conclusive; and

            (3) the Company shall pay to Heller, from time to time as specified by Heller, such an amount or amounts as will compensate Heller for such additional cost, reduction or payment.

            The protection of this Section 6.1(b) shall be available to Heller regardless of any possible contention of invalidity or inapplicability of the law, regulation or condition which has been imposed.

            Section 6.2. Indemnity, Costs, Expenses and Taxes. The Company agrees to indemnify and hold Heller harmless from and against, and to pay on demand, any and all claims, damages, losses, liabilities, costs and expenses whatsoever which Heller may incur or suffer by reason of or in connection with the execution and delivery of this Agreement, the Letter of Credit, the Pledge Agreement or any Bond Document, including, but not limited to, any and all claims, damages, losses, liabilities, costs and expenses incurred or suffered by Heller in connection with the issuance or sale of the Bonds, or any other documents which may be delivered in connection with this Agreement or the Letter of Credit, or in connection with any payment under the Letter of Credit, including, without limitation, the reasonable fees, costs and expenses of counsel for Heller with respect thereto and with respect to advising Heller as to its rights and responsibilities under this Agreement, the Letter of Credit, the Pledge Agreement and the Bond Documents and all fees, costs and expenses, if any, in connection with the enforcement or defense of the rights of Heller in connection with this Agreement, the Letter of Credit or any of the Related Documents, or the collection of any moneys due under this Agreement or such other documents which may be delivered in connection with this Agreement, the Letter of Credit or any of the Related Documents; except, only if and to the extent that any such claim, damage, loss, liability, cost or expense shall be caused by Heller's failure to act in good faith or failure to examine documents presented under the Letter of Credit with due care to determine whether they comply with the terms of the Letter of Credit (it being understood that Heller assumes no liability or responsibility for the genuineness, falsification or effect of any document which appears on such examination to be regular on its face). Promptly after receipt by Heller of notice of the commencement, or threatened commencement, of any action subject to the indemnities contained in this Section, Heller shall promptly notify the Company thereof, provided that the failure to give such notice shall not relieve the Company from any liability to Heller hereunder. The obligations of the Company under this Section 6.2 shall survive payment of any Liabilities owed under this Agreement and the expiration of the Letter of Credit.

            Section 6.3. Obligations Absolute. The obligations of the Company under this Agreement shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances.

            Section 6.4. Liability of Heller. The Company assumes all risks of the acts or omissions of the Trustee, the Tender Agent, the Remarketing Agent, the Placement Agent or any other agent of the Trustee and any transferee of the Letter of Credit with respect to its use of the Letter of Credit. Neither Heller nor any of its officers or directors shall be liable or responsible for: (a) the use which may be made of the Letter of Credit or for any acts or omissions of the Trustee and any transferee in connection therewith; (b) the validity or genuineness of documents, or of any enforcement thereof, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged;
(c) payment by Heller against presentation of documents which do not strictly comply with the terms of the Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under the Letter of Credit; provided, however, that the Company shall have a claim against Heller, and Heller shall be liable to the Company, to the extent of any direct compensatory, as opposed to consequential, damages suffered by the Company which the Company proves were caused by Heller's failure to act in good faith or failure to examine documents presented under the Letter of Credit with due care to determine whether they strictly comply with the terms of the Letter of Credit (it being understood that Heller assumes no liability or responsibility for the genuineness, falsification or effect of any document which appears on such examination to be regular on its face). Heller is hereby expressly authorized and directed to honor any demand for payment which is made under the Letter of Credit without regard to, and without any duty on its part to inquire into the existence of, any disputes or controversies between or among the Issuer, the Company, the Remarketing Agent, the Placement Agent, the Trustee, the Tender Agent or any other Person or the respective rights, duties or liabilities of any of them, or whether any facts or occurrences represented in any of the documents presented under the Letter of Credit are true and correct.

            Section 6.5. Participants. Heller shall have the right to grant participations (to be evidenced by one or more participation agreements or certificates of participation, or in any other manner or form acceptable to Heller) in the Letter of Credit and the Liabilities under this Agreement to one or more other financial institutions, and such participants shall be entitled to the benefits of this Agreement, including, without limitation, Sections 6.1 and
6.2 hereof, to the same extent as if they were direct parties hereto; provided, however, that no such participation by any such participant shall in any way affect the obligation of Heller under the Letter of Credit.

            Section 6.6. Survival of this Agreement. All covenants, agreements, representations and warranties made in this Agreement shall survive the issuance by Heller of the Letter of Credit and shall continue in full force and effect so long as the Letter of Credit shall be unexpired or any Liabilities shall be outstanding and unpaid. Whenever in this Agreement Heller is referred to, such reference shall be deemed to include the successors and assigns of Heller and all covenants, promises and agreements by or on behalf of the Company which are contained in this Agreement shall inure to the benefit of the successors and assigns of Heller. The rights and duties of the Company, however, may not be assigned or transferred, except as specifically provided in this Agreement or with the prior written consent of Heller, and all obligations of the Company hereunder shall continue in full force and effect notwithstanding any assignment by the Company of any of its rights or obligations under any of the Bond Documents or any entering into, or consent by the Company to, any supplement or amendment to any of the Bond Documents. The provisions of Section 6.1 hereof and the obligation of the Company to reimburse Heller pursuant to Sections 6.1, 6.2 and
6.13 hereof shall survive the payment of the Bonds and termination of this Agreement.

            Section 6.7. Modification of this Agreement. No amendment, modification or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Heller, and no amendment, modification or waiver of any provision of the Letter of Credit, and no consent to any departure by the Company therefrom, shall in any event be effective unless the same shall be in writing and signed by Heller. Any such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in the same, similar or other circumstances.

            Section 6.8. Waiver of Rights by Heller. No course of dealing or failure or delay on the part of Heller in exercising any right, power or privilege hereunder or under the Letter of Credit or this Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right or privilege. The rights of Heller under the Letter of Credit and the rights of Heller under this Agreement are cumulative and not exclusive of any rights or remedies which Heller would otherwise have.

            Section 6.9. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

            Section 6.10. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois, without giving effect to conflict of law principles. THE COMPANY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY THE COMPANY, AND THE COMPANY ACKNOWLEDGES THAT NEITHER HELLER NOR ANY PERSON ACTING ON BEHALF OF HELLER HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THE COMPANY FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. THE COMPANY FURTHER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION AND AS EVIDENCE OF THIS FACT SIGNS ITS INITIALS.

                              [COMPANY'S INITIALS]
                              ---------------------
                               Company's Initials

            THE COMPANY, FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH HEREBY ARE ACKNOWLEDGED, AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS AGREEMENT SHALL BE LITIGATED, AT HELLER'S SOLE DISCRETION AND ELECTION, ONLY IN COURTS HAVING A SITUS WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS. THE COMPANY HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID COUNTY AND STATE. THE COMPANY HEREBY IRREVOCABLY APPOINTS AND DESIGNATES C/T CORPORATION SYSTEM, WHOSE ADDRESS IS THE COMPANY, C/O C/T CORPORATION SYSTEM, 208 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60604, OR ANY OTHER PARTY WHO HELLER MAY FROM TIME TO TIME HEREAFTER DESIGNATE (AFTER GIVING THE COMPANY SEVEN (7) DAYS' WRITTEN NOTICE THEREOF), AS ITS TRUE AND LAWFUL ATTORNEY-IN-FACT AND DULY AUTHORIZED AGENT FOR SERVICE OF LEGAL PROCESS AND AGREES THAT SERVICE OF SUCH PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF SUCH PROCESS UPON THE COMPANY, PROVIDED THAT SUCH PARTY, WITHIN SEVEN (7) BUSINESS DAYS AFTER RECEIPT OF ANY SUCH PROCESS, SHALL FORWARD THE SAME, BY CERTIFIED OR REGISTERED MAIL, TOGETHER WITH ALL PAPERS AFFIXED THERETO, TO THE COMPANY AT ITS ADDRESS SET FORTH ABOVE. THE COMPANY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY HELLER ON THIS AGREEMENT IN ACCORDANCE WITH THIS PARAGRAPH.

                              [COMPANY'S INITIALS]
                              ---------------------
                               Company's Initials

            Section 6.11. Notices. Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given hereunder shall be in writing addressed to the respective party as set forth below, and may be personally served, telecopied or sent by overnight courier service or United States mail, and shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 4:00 p.m. (Chicago, Illinois time) or, if not, on the next succeeding Business Day; (c) if delivered by overnight courier, two days after delivery to such courier properly addressed; or (d) if by United States mail, four Business Days after deposit in the United States mail, with postage prepaid and properly addressed. Notices hereunder shall be effective when received and shall be addressed:

            If to Heller, to:           Heller Financial, Inc.
                                        500 West Monroe Street
                                        12th Floor
                                        Chicago, Illinois 60661
                                        Attention: Portfolio Manager, Portfolio
                                          Organization, Corporate Finance Group
                                        Telephone: (312) 441-7500
                                        Telecopier: (312)441-7367

            With a copy to:             Heller Financial, Inc.
                                        500 West Monroe Street
                                        12th Floor
                                        Chicago, Illinois 60661
                                        Attention: Legal Department, Portfolio
                                          Organization, Corporate Finance Group
                                        Telephone: (312) 441-7500
                                        Telecopier: (312) 441-7367

            If to Company, to:          Roller Bearing Company of America, Inc.
                                        140 Terry Drive
                                        Newtown, Pennsylvania 18940
                                        Attention: Executive Vice President
                                        Telephone: (215) 579-4300
                                        Telecopier: (215) 579-4318

            With a copy to:             Gibson, Dunn & Crutcher
                                        2029 Century Park east, Suite 4000
                                        Los Angeles, California 90067
                                        Attention: Bruce D. Meyer, Esq.
                                        Telephone: (310) 552-8686
                                        Telecopier: (310) 277-5827

            If to Issuer, to:           South Carolina Jobs-Economic
                                         Development Authority
                                        1201 Main Street, Suite 1750
                                        Columbia, South Carolina 29201
                                        Attention: Executive Director
                                        Telephone: (803) 737-0079
                                        Telecopier: (803) 737-0016

            If to the Trustee, to:      Mark Twain Bank
                                        8820 Ladue Road
                                        St. Louis, Missouri 63124
                                        Attention: Corporate Trust Division
                                        Telephone: (314) 889-0753
                                        Telecopier: (314) 889-0736

            If to the Remarketing Agent, to:   Stern Brothers & Co.
                                               8000 Maryland Avenue, Suite 1020
                                               St. Louis, Missouri 63105
                                               Attention: Terrence M. Finn
                                               Telephone: (314) 727-5519
                                               Telecopier: (314) 727-7313

            Section 6.12. Survival of Representations and Obligations. All representations and warranties of the Company contained in this Agreement shall survive delivery of this Agreement and the transactions contemplated hereby.

            Section 6.13. Taxes and Expenses. In addition to the amounts payable by the Company pursuant to Section 6.1 hereof (and not in duplication thereof), any taxes (excluding income taxes) payable or ruled payable by any governmental authority in respect of this Agreement, the Letter of Credit or the Bonds shall be paid by the Company, together with interest and penalties, if any; provided, however, that the Company may conduct a reasonable contest of any such taxes with the prior written consent of Heller. The Company shall reimburse Heller for any and all out-of-pocket expenses and charges paid or incurred by Heller in connection with the preparation, execution, delivery, administration and enforcement (including fees and disbursements of Heller's counsel, which, in other than an enforcement proceeding, shall be reasonable) of this Agreement, the Letter of Credit, the Pledge Agreement and the Bond Documents and any amendment hereto or thereto.

            Section 6.14. Headings. The headings and captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

            Section 6.15. Counterparts. This Agreement may be executed in counterpart signature pages, each of which shall constitute an original but all taken together to constitute one instrument.

            Section 6.16. Relationship; Consents and Approvals. The relationship between Heller and the Company shall be that of creditor-debtor only. No term in this Agreement or in the other Credit Documents, and no course of dealing between Heller and the Company, shall be deemed to create any relationship of agency, partnership or joint venture between Heller and any other party, or create any fiduciary duty by Heller to any other party. All consents and approvals to be given by Heller under the Related Documents shall be given, notwithstanding anything therein to the contrary, in the sole discretion of Heller.

            Section 6.17. No Oral Agreements. THE COMPANY AND HELLER HEREBY AFFIRM THAT (A) THIS AGREEMENT IS THE FINAL EXPRESSION OF THE LETTER OF CREDIT AGREEMENT BETWEEN THE COMPANY AND HELLER, (B) THIS AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR OR CONTEMPORANEOUS ORAL LETTER OF CREDIT AGREEMENT BETWEEN THE COMPANY AND HELLER, AND (C) NO UNWRITTEN ORAL LETTER OF CREDIT AGREEMENT EXISTS BETWEEN THE COMPANY AND HELLER.

      [COMPANY'S INITIALS]                            [HELLER'S INITIALS]
      --------------------                            -------------------
       Company's Initials                              Heller's Initials

            Section 6.18. Approval of Disbursement Requests. Heller agrees to approve disbursement requests, tendered to Heller by the Company pursuant to
Article III of the Loan Agreements, within three (3) Business Days of their tender: (1) to pay, or reimburse Heller for paying, principal of and interest on the Bonds; and (2) for other uses authorized by the Bond Documents, if as of the date of approval (a) no Event of Default exists hereunder, (b) no "Default" exists under the Credit Agreement, (c) after giving effect to such disbursement, the "Leverage Ratio" (as hereinafter defined) as of the date of approval does not exceed the amount set forth below for such date:

Date of Disbursement                           Leverage Ratio
--------------------                           --------------

Closing Date through March 31, 1995            4.75

April 1, 1995 through March 31, 1996           4.25

April 1, 1996 through March 31, 1997           3.75

April 1, 1997 and thereafter                   3.00, and

(d) three (3) Business Days prior to the requested disbursement date, Heller shall have received a written notice from the Company showing the Company's calculation of the Leverage Ratio as of the date of said notice (but after giving effect to the requested disbursement) and containing the Company's certification that the conditions specified herein have been, and as of the disbursement date will be, satisfied. Heller shall have the right, in its sole discretion, to waive any or all of the foregoing conditions.

            For purposes of this Agreement, the term "Leverage Ratio" means, as of any date, (a) "Adjusted Total Debt" (as hereinafter defined) as of such date divided by (b) (i) "EBIDAT" (as defined in the Credit Agreement) for the 12-month period ending on the last day of the immediately preceding calendar month for which Heller has received the financial statements required to be delivered pursuant to Section 5.1(A) of the Credit Agreement, minus (ii) "Capital Expenditures" (as defined in the Credit Agreement) of Holdings and its Subsidiaries paid in cash during said 12-month period other than those Capital Expenditures financed with proceeds of the Bonds.

            For purposes of the foregoing paragraph, the term "Adjusted Total Debt" means, as of any date, (a) the sum of the outstanding principal balances of all "Loans" (as defined in the Credit Agreement) and all other Indebtedness of the Company, "Holdings" and "ITB" (as such terms are defined in the Credit Agreement), plus (b) the amount of "Lender Guaranty Reserve" (as defined in the Credit Agreement), minus (c) to the extent included in (a) above, Indebtedness to the Issuer under the Loan Agreements, plus (d) the sum of the amount of the requested disbursement and all other disbursements theretofore made, including disbursements made, or other costs and expenses paid from Bond proceeds at closing, minus (e) prepayments of the Bonds made by the Company pursuant to
Section 4.6 hereof.

            Please signify your agreement and acceptance of the foregoing by executing this Agreement in the space provided below.

                                            Very truly yours,

                                            HELLER FINANCIAL, INC.


                                            By: /s/ Karen L. Finnerty
                                                --------------------------------
                                                Assistant Vice President

Accepted and agreed to:

ROLLER BEARING COMPANY OF AMERICA, INC.


By: /s/ [ILLEGIBLE]
    --------------------------------
    CEO and Treasurer

                                   APPENDIX I

                FORM OF IRREVOCABLE TRANSFERABLE LETTER OF CREDIT

                                                                September 7,1994

                                                         **U.S. $10,853,904.l1**


MARK TWAIN BANK, as trustee (the
 "Trustee") under two Trust Inden-
 tures, each dated as of September
 1, 1994, and each between the South
 Carolina Jobs-Economic Development
 Authority (the "Issuer") and the
 Trustee (collectively, the "Indentures")
8820 Ladue Road
St. Louis, Missouri 63124
Attention: Corporate Trust Division

Ladies and Gentlemen:

            We hereby establish in your favor as Trustee for the benefit of the holders of the Bonds (as hereinafter defined) our Irrevocable Transferable Letter of Credit No. 94-RBC01 for the account of Roller Bearing Company of America, Inc., a Delaware corporation (the "Company"), whereby we hereby irrevocably authorize you to draw on us from time to time, from and after the date hereof to and including the earliest to occur of: (i) our close of business on September 15, 1999 (the "Stated Expiration Date"), (ii) the date which is ten
(10) days following your receipt of written notice from us of the occurrence of an Event of Default under the Letter of Credit Agreement, dated as of September 1, 1994 (the "Letter of Credit Agreement"), between the Company and us, and a direction to cause the acceleration (or, at our option, a mandatory purchase in lieu of acceleration) of all outstanding Bonds pursuant to the Indentures; (iii) the date on which all Bonds are paid or deemed paid under the terms of the Indentures; (iv) the date on which the Bonds become secured by an Alternate Credit Facility (as defined in the Letter of Credit Agreement) in accordance with the terms of the Indentures; or (v) the earlier of (A) the date which is five (5) days after the Conversion Date (as defined in the Letter of Credit Agreement), or (B) the date on which we honor a drawing under the Letter of Credit on or after the Conversion Date (the earliest of such dates herein referred to as the "Termination Date"), a maximum aggregate amount not exceeding Ten Million Eight Hundred Fifty-Three Thousand Nine Hundred Four and Eleven Hundredths United States Dollars (U.S. $10,853,904.11 - the "Original Stated Amount") to pay principal of and interest on, or the purchase price of, $7,700,000 of the Issuer's Variable Rate Demand Industrial Development Revenue Bonds (Roller Bearing Company of America, Inc. Project) Series 1994A (the "Series 1994A Bonds"), and $3,000,000 of the Issuer's Variable Rate Demand Industrial Development Revenue Bonds (Roller Bearing Company of America, Inc. Project) Series 1994B (the "Series 1994B Bonds" and, together with the Series 1994A Bonds, the "Bonds"), in accordance with the terms hereof, said $10,853,904.11 having been initially calculated to be equal to $10,700,000 (the original principal amount of the Bonds), plus $153,904.11 (35 days' accrued interest on the original principal amount of the Bonds at the Cap Interest Rate applicable thereto (based on a year consisting of 365 days), as defined in the Letter of Credit Agreement) available against the following documents (the "Payment Documents") presented to Heller Financial, Inc. ("Heller") at our office at 500 West Monroe Street, 12th Floor, Chicago, Illinois 60661 (or such other place as we may from time to time specify),
Attention: Portfolio Manager, Portfolio Organization, Corporate Finance Group (or such other person as we may from time to time specify):

            A certificate (with all blanks appropriately completed) (i) in the form attached as Exhibit C hereto to pay interest on the Bonds, which drawing is provided for under Section 508(b)(l) of each Indenture (an "Interest Drawing"),
(ii) in the form attached as Exhibit D hereto to pay the principal amount of and interest on the Bonds in respect of any redemption of the Bonds as provided for in Section 508(b)(3) of each Indenture (a "Redemption Drawing"), provided that in the event the date of redemption coincides with an Interest Payment Date (as defined in the Letter of Credit Agreement) the Redemption Drawing shall not include any interest on the Bonds (which interest is payable pursuant to an Interest Drawing), (iii) in the form attached as Exhibit E hereto, to allow the Trustee, as Tender Agent, to pay the purchase price of Bonds on any Purchase Date (as defined in the Letter of Credit Agreement) as provided for in Section 508(b)(4) or (5) of each Indenture to the extent Remarketing Proceeds (as defined in the Indentures) are not otherwise available for such purpose (a "Liquidity Drawing"), provided that in the event the Purchase Date coincides with an Interest Payment Date, the Liquidity Drawing shall not include any interest on the Bonds (which interest is payable pursuant to an Interest Drawing), (iv) in the form of Exhibit F hereto to pay the principal of and, in the event the date of acceleration does not coincide with a regularly scheduled Interest Payment Date, interest in respect of any acceleration of the Bonds pursuant to Section 508(b)(6) of each Indenture (an "Acceleration Drawing"), stating therein that it is given by your duly authorized officer and dated the date such certificate is presented hereunder. No drawings shall be made under this Letter of Credit for Company Bonds (as defined in the Letter of Credit Agreement). Any defined terms which are not expressly defined in this paragraph shall have the same meaning herein as in the Indentures. For purposes of this paragraph, the term "interest" shall be deemed to mean interest accruing on the Bonds through the date set forth in the Indentures.

            All drawings shall be made by presentation of each Payment Document at our office at 500 West Monroe Street, 12th Floor, Chicago, Illinois 60661 as aforesaid, or by telecopier (at telecopier number (312) 441-7367), Attention:
Portfolio Manager, Portfolio Organization, Corporate Finance Group, without further need of documentation, including without need of the original of this Letter of Credit, it being understood that each Payment Document so submitted is to be the sole operative instrument of drawing. You shall use your best efforts to give telephonic notice of a drawing to us at the foregoing address (telephone number (312) 441-7500) on the Business Day preceding the day of such drawing (but such notice shall not be a condition to drawing hereunder).

            We agree to honor and pay the amount of any Interest, Redemption, Liquidity or Acceleration Drawing if presented in strict compliance with all of the terms and conditions of this Letter of Credit. If any such drawing, other than a Liquidity Drawing, is presented in strict compliance with all of the terms and conditions hereof prior to 12:00 Noon, Chicago, Illinois time (1:00 P.M., New York City time), on a Business Day, we will confirm to you the wire transfer of the amount specified, in immediately available funds, and will notify you of the Federal Reserve Bank confirmation number relating to such transfer, by 2:30 P.M., Chicago, Illinois time (3:30 P.M., New York City time), on the following Business Day. If any such drawing, other than a Liquidity Drawing, is presented in strict compliance with all of the terms and conditions hereof at or after 12:00 Noon, Chicago, Illinois time (1:00 P.M., New York City time) and prior to 4:30 P.M., Chicago, Illinois time (5:30 P.M., New York City time), on a Business Day, we will confirm to you the wire transfer of the amount specified, in immediately available funds, and will notify you of the Federal Reserve Bank confirmation number relating to such transfer, by 4:00 P.M. Chicago, Illinois time (5:00 P.M., New York City time), on the following Business Day. If a Liquidity Drawing is presented in strict compliance with all of the terms and conditions hereof prior to 10:00 A.M., Chicago, Illinois time (11:00 A.M., New York City time), on a Business Day, we will confirm to you the wire transfer of the amount specified, in immediately available funds, and will notify you of the Federal Reserve Bank confirmation number relating to such transfer, by 2:00 P.M., Chicago, Illinois time (3:00 P.M., New York City time), on the same Business Day. If a Liquidity Drawing is presented in strict compliance with all of the terms and conditions hereof at or after 10:00 A.M., Chicago, Illinois time (11:00 A.M., New York City time) and prior to 4:30 P.M., Chicago, Illinois time (5:30 P.M., New York City time), on a Business Day, we will confirm to you the wire transfer of the amount specified, in immediately available funds, and will notify you of the Federal Reserve Bank confirmation number relating to such transfer, by 1:00 P.M., Chicago, Illinois time (2:00 P.M., New York City time), on the following Business Day. Any drawing presented hereunder after 4:30 P.M., Chicago, Illinois time (5:30 P.M., New York City time), on a Business Day shall be deemed to have been presented at 9:00 A.M., Chicago, Illinois time (10:00 A.M., New York City time), on the following Business Day. Payments made hereunder pursuant to a drawing shall be made by wire transfer to Mark Twain Bank, ABA Number 081003408 for credit to Trust Division, Account Number 3613004595, Reference: Roller Bearing Company of America, Inc., Attention: Trust Division, Telephone: (314) 889-0750 (or to such other account number or address as the Trustee may from time to time designate). "Business Day" means a day which is not (a) a Saturday, Sunday or any other day on which banking institutions in New York, New York, or the city or cities in which the principal corporate trust office of the Trustee, the Tender Agent (as defined in the Indenture) or the Remarketing Agent (as defined in the Indenture) is located, or in the City of Chicago, Illinois, are required or authorized by law to close, or (b) other than a day on which the New York Stock Exchange is closed.

            The Available Amount (as hereinafter defined) of this Letter of Credit will be reduced automatically by the amount of any drawing hereunder; provided, however, that the amount of any Interest Drawing hereunder, less the amount of the reduction in the Available Amount of this Letter of Credit attributable to interest as specified in a certificate in the form of Exhibit D or G hereto, shall be automatically reinstated immediately upon payment by us of such drawing. After payment by us of a Liquidity Drawing, our obligation to honor drawings under this Letter of Credit will be automatically reduced by an amount equal to the Original Purchase Price of any Bonds (or portions thereof) purchased pursuant to said drawing. In addition, prior to the Conversion Date, in the event of the remarketing of the Bonds (or portions thereof in Authorized Denominations, as defined in the Indenture) previously purchased with the proceeds of a Liquidity Drawing, our obligation to honor drawings hereunder will be automatically reinstated concurrently upon our receipt, or receipt by the Trustee or the Tender Agent on our behalf, of an amount equal to the principal portion of the Original Purchase Price of such Bonds (or portion thereof) plus all accrued interest thereon, and the amount of such reinstatement shall be equal to the Original Purchase Price of such Bonds. "Original Purchase Price" shall mean the principal amount of any Bond purchased with the proceeds of a Liquidity Drawing plus the amount of accrued interest on such Bond paid with the proceeds of a Liquidity Drawing (and not pursuant to an Interest Drawing) upon such purchase.

            Upon receipt by us of a certificate of the Trustee in the form of Exhibit D or G hereto, the Letter of Credit will automatically and permanently reduce the amount available to be drawn hereunder by the amount specified in such certificate. Such reduction shall be effective as of the next Business Day following the date of delivery of such certificate.

            Upon any permanent reduction of the amounts available to be drawn under this Letter of Credit, as provided herein, we may deliver to you a substitute Letter of Credit in exchange for this Letter of Credit or an amendment to this Letter of Credit substantially in the form of Exhibit H hereto to reflect any such reduction. If we deliver to you such a substitute Letter of Credit you shall simultaneously surrender to us for cancellation the Letter of Credit then in your possession. The "Available Amount" shall mean the Original Stated Amount less (i) the amount of all prior reductions pursuant to Interest, Redemption, Liquidity or Acceleration Drawings, less (ii) the amount of any reduction in the Available Amount of this Letter of Credit pursuant to a reduction certificate in the form of Exhibit D or G hereto to the extent such reduction is not already accounted for by a reduction in the Available Amount pursuant to (i) above, plus (ii) the amount of all reinstatements as above provided.

            Prior to the Stated Expiration Date, we may extend the Stated Expiration Date from time to time at the request of the Company by delivering to you an amendment to this Letter of Credit in the form of Exhibit J hereto designating the date to which the Stated Expiration Date is being extended. Each such extension of the Stated Expiration Date shall become effective on the Business Day following delivery of such amendment to you, and thereafter all references in this Letter of Credit to the Stated Expiration Date shall be deemed to be references to the date designated as such in such amendment. Any date to which the Stated Expiration Date has been extended as herein provided may be extended in a like manner.

            Prior to the Stated Expiration Date, we may increase the amount of the interest component of this Letter of Credit (by increasing the Cap Rate applicable hereto) from time to time at the request of the Company by delivering to you an amendment to this Letter of Credit in the form of Exhibit K hereto designating the increased amount of the interest component of this Letter of Credit. Each such increase in the amount of the interest component of this Letter of Credit shall become effective on the Business Day following delivery of such amendment to you, and thereafter all references in this Letter of Credit to the amount of the interest component of this Letter of Credit shall be deemed to be references to the increased amount designated as such in such amendment. Any increase in the amount of the interest component of this Letter of Credit as herein provided may be increased in a like manner.

            Upon the Termination Date this Letter of Credit shall automatically terminate and be delivered by you to us for cancellation.

            This Letter of Credit is transferable in whole only to your successor as Trustee. Any such transfer (including any successive transfer) shall be effective upon receipt by us (which receipt shall be subsequently confirmed in writing to the transferor and the transferee by us) of a signed copy of the instrument effecting each such transfer signed by the transferor and by the transferee in the form of Exhibit I hereto (which shall be conclusive evidence of such transfer) and, in such case, the transferee instead of the transferor shall, without the necessity of further action, be entitled to all the benefits of and rights under this Letter of Credit in the transferor's place; provided that, in such case, any certificates to be provided by you hereunder shall be signed by one who states therein that he or she is a duly authorized officer or agent of the transferee.

            Communications with respect to this Letter of Credit shall be addressed to us at Heller Financial, Inc., 500 West Monroe Street, 12th Floor, Chicago, Illinois 60661, Attention: Portfolio Manager, Portfolio Organization, Corporate Finance Group, specifically referring to the number of this Letter of Credit.

            This Letter of Credit shall be governed by, and construed in accordance with, the laws of the State of Illinois, including, without limitation, the Uniform Commercial Code as in effect in the State of Illinois.

            All payments made by us hereunder shall be made with our funds and not with the funds of any other person.

            This Letter of Credit sets forth in full terms of our undertaking, and such undertaking shall not in any way be modified or amended by reference to any other document whatsoever.

                                              HELLER FINANCIAL, INC.


                                              By:
                                                  ------------------------------
                                                  Assistant Vice President

                                                                 EXHIBIT A
                                                                    TO
                                                          HELLER FINANCIAL, INC.
                                                             LETTER OF CREDIT
                                                               NO. 94-RBC01

                            NOTICE OF CONVERSION DATE

Heller Financial, Inc.
500 West Monroe Street
12th Floor
Chicago, Illinois 60661
Attention: Portfolio Manager,
  Portfolio Organization,
  Corporate Finance Group

Dear Sirs:

            Reference is hereby made to that certain Irrevocable Transferable Letter of Credit No. 94-RBC01, dated September 7, 1994 (the "Letter of Credit"), which has been established by you for the account of Roller Bearing Company of America, Inc., a Delaware corporation, in favor of the Trustee.

            The undersigned hereby certifies and confirms that the Conversion Date has occurred on [insert date], and, accordingly, said Letter of Credit shall terminate 5 days after such Conversion Date in accordance with its terms.

            All capitalized terms used but not otherwise defined herein shall have the same meaning as in the Letter of Credit and the Letter of Credit Agreement (as defined in the Letter of Credit).

                                                MARK TWAIN BANK,
                                                as Trustee


                                                By:
                                                   -----------------------------
                                                   Authorized Representative

                                                                 EXHIBIT B
                                                                    TO
                                                          HELLER FINANCIAL, INC.
                                                             LETTER OF CREDIT
                                                               NO. 94-RBC01

                              NOTICE OF TERMINATION

Heller Financial, Inc.
500 West Monroe Street
12th Floor
Chicago, Illinois 60661
Attention: Portfolio Manager,
  Portfolio Organization,
  Corporate Finance Group

Dear Sirs:

            Reference is hereby made to that certain Irrevocable Transferable Letter of Credit No. 94-RBC0l, dated September 7, 1994 (the "Letter of Credit"), which has been established by you for the account of Roller Bearing Company of America, Inc., a Delaware corporation, in favor of the Trustee.

            The undersigned hereby certifies and confirms that [no Bonds remain Outstanding within the meaning of the Indentures/all drawings required to be made under the Indentures and available under the Letter of Credit have been made and honored/an Alternate Credit Facility has been issued to replace the Letter of Credit in accordance with the Indentures and the Letter of Credit Agreement]*, and, accordingly, the Letter of Credit shall be terminated in accordance with its terms and you shall have no further liability thereon.

            All capitalized terms used but not otherwise defined herein shall have the same meaning as in the Letter of Credit and the Letter of Credit Agreement (as defined in the Letter of Credit).

                                               MARK TWAIN BANK,
                                               as Trustee


                                               By:
                                                   -----------------------------
                                                   Authorized Representative

----------
* Insert appropriate statement.

                                                                 EXHIBIT C
                                                                    TO
                                                          HELLER FINANCIAL, INC.
                                                             LETTER OF CREDIT
                                                               NO. 94-RBC0l

                          INTEREST DRAWING CERTIFICATE


Heller Financial, Inc.
500 West Monroe Street
12th Floor
Chicago, Illinois 60661
Attention: Portfolio Manager,
  Portfolio Organization,
  Corporate Finance Group

            The undersigned individual, a duly authorized officer of Mark Twain Bank (the "Beneficiary"), hereby CERTIFIES on behalf of the Beneficiary as follows with respect to (i) that certain Irrevocable Transferable Letter of Credit No. 94-RBC0l, dated September 7, 1994 (the "Letter of Credit"), issued by Heller Financial, Inc. ("Heller") in favor of the Beneficiary; (ii) those certain Bonds; and (iii) those certain Indentures:

            1. The Beneficiary is the Trustee under the Indentures.

            2. The Beneficiary is entitled to make this drawing in the amount of $[insert amount] under the Letter of Credit pursuant to the Indentures with respect to the payment of interest due on all Bonds Outstanding on the Interest Payment Date occurring on [insert date], other than Company Bonds.

            3. (a) The amount of this drawing is equal to the amount required to be drawn by the Trustee pursuant to Section 508(b)(1) of the Indentures.

            (b) Of the amount stated in paragraph 2 above:

                  (i) $[insert amount] is demanded in respect of interest on the
            Series 1994A Bonds (as defined in the Letter of Credit); and

                  (ii) $[insert amount] is demanded in respect of interest on the Series 1994B Bonds (as defined in the Letter of Credit).

            4. The amount of this drawing was computed in compliance with the terms of the Indentures and, when added to the amount of any other drawing under the Letter of Credit made simultaneously herewith, does not exceed the Available Amount of the Letter of Credit.

            5. The proceeds of this drawing will only be used to pay interest on Bonds in a Weekly Mode.

            All capitalized terms used but not otherwise defined herein shall have the same meaning as in the Letter of Credit and the Letter of Credit Agreement (as defined in the Letter of Credit).

            IN WITNESS WHEREOF, this Certificate has been executed this ____ day of _________, ____.

                                               MARK TWAIN BANK,
                                                as Trustee


                                               By:
                                                   -----------------------------
                                                   Authorized Representative

                                                                 EXHIBIT D
                                                                    TO
                                                          HELLER FINANCIAL, INC.
                                                             LETTER OF CREDIT
                                                               NO. 94-RBC01

                  REDEMPTION DRAWING AND REDUCTION CERTIFICATE

Heller Financial, Inc.
500 West Monroe Street
12th Floor
Chicago, Illinois 60661
Attention: Portfolio Manager,
  Portfolio Organization,
  Corporate Finance Group

            The undersigned individual, a duly authorized officer of Mark Twain Bank (the "Beneficiary"), hereby CERTIFIES on behalf of the Beneficiary as follows with respect to (i) that certain Irrevocable Transferable Letter of Credit No. 94-RBC01, dated September 7, 1994 (the "Letter of Credit"), issued by Heller Financial, Inc. ("Heller") in favor of the Beneficiary; (ii) those certain Bonds; and (iii) those certain Indentures:

            1. The Beneficiary is the Trustee under the Indentures.

            2. The Beneficiary is entitled to make this drawing in the amount of $[insert amount] under the Letter of Credit pursuant to Section 508(b)(3) of the Indentures.

            3. (a) The amount of this drawing is equal to (i) the principal amount of Bonds to be redeemed by the Issuer pursuant to Section [insert Section number] of the Indentures on [insert date] (the "Redemption Date") other than Company Bonds, plus (ii) interest accrued from the immediately preceding Interest Payment Date to the Redemption Date, provided that in the event the Redemption Date coincides with an Interest Payment Date this drawing shall not include any accrued interest on such Bonds.

            (b) Of the amount stated in paragraph 2 above:

                  (i) $[insert amount] is demanded in respect of the principal amount of the Series 1994A Bonds;

                  (ii) $[insert amount] is demanded in respect of the principal amount of the Series 1994B Bonds;

                  (iii) $[insert amount] is demanded in respect of interest on such Series 1994A Bonds; and

                  (iv) $[insert amount] is demanded in respect of interest on such Series 1994B Bonds.

            4. The amount of the drawing made by this Certificate was computed in compliance with the terms and conditions of the Indentures and, when added to the amount of any other drawing under the Letter of Credit made simultaneously herewith, does not exceed the Available Amount of the Letter of Credit.

            5. Upon payment of the amount drawn hereunder, Heller is hereby directed to permanently reduce the Available Amount of the Letter of Credit by $[insert amount of reduction] and the Available Amount shall thereupon equal $[insert new Available Amount].

            6. Of the amount of the reduction stated in paragraph 5 above:

                  (i) $[insert amount] is attributable to the principal amount of the Series 1994A Bonds redeemed;

                  (ii) $[insert amount] is attributable to the principal amount of the Series 1994B Bonds redeemed;

                  (iii) $[insert amount] is attributable to interest on such
            Series 1994A Bonds (i.e., [insert number of days] days' interest thereon at the Cap Interest Rate); and

                  (iv) $[insert amount] is attributable to interest on such
            Series 1994B Bonds (i.e., [insert number of days] days' interest thereon at the Cap Interest Rate).

            7. The amount of the reduction in the Available Amount of the Letter of Credit has been computed in accordance with the provisions of the Letter of Credit Agreement.

            8. Following the reduction, the Available Amount of the Letter of Credit shall be at least equal to the aggregate principal amount of the Bonds Outstanding (to the extent such Bonds are not Company Bonds), plus interest thereon at the Cap Interest Rate (as defined in the Letter of Credit Agreement) applicable thereto for a period of 35 days (based on a year consisting of 365 days).

            9. The proceeds of this drawing will only be used to pay principal of and accrued interest on Bonds in a Weekly Mode.

            [10. The Trustee, prior to giving notice of redemption to the registered owners of the Bonds, received written evidence from Heller that Heller has consented to such redemption.]*

            All capitalized terms used but not otherwise defined herein shall have the same meaning as in the Letter of Credit and the Letter of Credit Agreement (as defined in the Letter of Credit).

            IN WITNESS WHEREOF, this Certificate has been executed this __________ day of __________, ______.


                                               MARK TWAIN BANK,
                                               as Trustee


                                               By:
                                                   -----------------------------
                                                   Authorized Representative

----------
* To be included in a certificate only if Section 401(a) of the Indentures is referenced in paragraph numbered 3 above.

                                                                 EXHIBIT E
                                                                    TO
                                                          HELLER FINANCIAL, INC.
                                                             LETTER OF CREDIT
                                                               NO. 94-RBC01

                          LIQUIDITY DRAWING CERTIFICATE

Heller Financial, Inc.
500 West Monroe Street
12th Floor
Chicago, Illinois 60661
Attention: Portfolio Manager,
  Portfolio Organization,
  Corporate Finance Group

            The undersigned individual, a duly authorized officer of Mark Twain Bank (the "Beneficiary") hereby CERTIFIES as follows with respect to (i) that certain Irrevocable Transferable Letter of Credit No. 94-RBC01, dated September 7, 1994 (the "Letter of Credit"), issued by Heller Financial, Inc. ("Heller") in favor of the Beneficiary; (ii) those certain Bonds; and (iii) those certain
Indentures:

            1. The Beneficiary is the Tender Agent, acting as agent of the Trustee under the Indentures.

            2. The Beneficiary is entitled to make this drawing under the Letter of Credit in the amount of $[insert amount] under the Letter of Credit pursuant to Section 508(b)(4) or (5) with respect to the payment of the purchase price of Bonds pursuant to Section 301 or 302 of the Indentures to be purchased on [insert date] (the "Purchase Date"), which Bonds have not been remarketed as provided in the Indentures or the purchase price of which has not been received by the Tender Agent by 9:00 a.m. (Chicago, Illinois time) on said Purchase Date.

            3. (a) The amount of this drawing is equal to (i) the principal amount of Bonds to be purchased pursuant to the Indentures on the Purchase Date other than Company Bonds, plus (ii) interest on such Bonds accrued from the immediately preceding Interest Payment Date (or, if none, the date of the issuance of the Bonds) to the Purchase Date (provided that in the event the Purchase Date coincides with an Interest Payment Date this drawing shall not include any interest on such Bonds), less (iii) the amount of proceeds from the remarketing of such Bonds received by the Tender Agent from the Remarketing Agent on or prior to the Purchase Date.

            (b) Of the amount stated in paragraph 2 above:

                  (i) $[insert amount] is demanded in respect of the principal portion of the purchase price of the Series 1994A Bonds;

                  (ii) $[insert amount] is demanded in respect of the principal portion of the purchase price of the Series 1994B Bonds;

                  (iii) $[insert amount] is demanded in respect of the interest portion of the purchase price of such Series 1994A Bonds; and

                  (iv) $[insert amount] is demanded in respect of the interest portion of the purchase price of such Series 1994B Bonds.

            4. The amount of the drawing made by this Certificate was computed in compliance with the terms and conditions of the Indentures and, when added to the amount of any other drawing under the Letter of Credit made simultaneously herewith, does not exceed the Available Amount of the Letter of Credit.

            5. The Beneficiary will register or cause to be registered in the name of Roller Bearing Company of America, Inc., a Delaware corporation, as registered owner, and in the name of Heller, as pledgee, as provided in Section 307(d)(2) of the Indentures, upon payment of the amount drawn hereunder, Series 1994A Bonds and Series 1994B Bonds in the principal amount of the Series 1994A Bonds and the Series 1994B Bonds, respectively, being purchased with the amounts drawn hereunder and will deliver such Series 1994A Bonds and Series 1994B Bonds to the Trustee in accordance with the Indentures.

            6. The proceeds of this drawing will only be used to pay the purchase price of Bonds in a Weekly Mode.

            All capitalized terms used but not otherwise defined herein shall have the same meaning as in the Letter of Credit and the Letter of Credit Agreement (as defined in the Letter of Credit).

            IN WITNESS WHEREOF, this Certificate has been executed this _________ day of __________, _____.

                                                MARK TWAIN BANK,
                                                as Trustee


                                                By:
                                                    ----------------------------
                                                    Authorized Representative

                                                                 EXHIBIT F
                                                                    TO
                                                          HELLER FINANCIAL, INC.
                                                             LETTER OF CREDIT
                                                               NO. 94-RBC01

                        ACCELERATION DRAWING CERTIFICATE

Heller Financial, Inc.
500 West Monroe Street
12th Floor
Chicago, Illinois 60661
Attention: Portfolio Manager,
  Portfolio Organization,
  Corporate Finance Group

            The undersigned individual, a duly authorized officer of Mark Twain Bank (the "Beneficiary"), hereby CERTIFIES on behalf of the Beneficiary as follows with respect to (i) that certain Irrevocable Transferable Letter of Credit No. 94-RBC01, dated September 7, 1994 (the "Letter of Credit"), issued by Heller Financial, Inc. ("Heller") in favor of the Beneficiary; (ii) those certain Bonds; and (iii) those certain Indentures:

            1. The Beneficiary is the Trustee under the Indentures.

            2. An Event of Default has occurred under subsection [insert subsection number] of Section 801 of the Indentures and the Trustee has declared the principal of and accrued interest on all Bonds to be immediately due and payable. The Beneficiary is entitled to make this drawing in the amount of $[insert amount] under the Letter of Credit pursuant to Section 508(b)(6) of the Indentures in order to pay the principal of and interest on the Bonds due to an acceleration thereof in accordance with Section 802 of the Indentures.

            3. (a) The amount of this drawing is equal to (i) the principal amount of the Bonds outstanding on [insert date of acceleration] (the "Acceleration Date") other than Company Bonds, plus (ii) if the Acceleration Date does not coincide with a regularly scheduled Interest Payment Date, interest on such Bonds from the immediately preceding Interest Payment Date (or, if none, the date of issuance of the Bonds) to the Acceleration Date.

            (b) Of the amount stated in paragraph 2 above:

                  (i) $[insert amount] is demanded in respect of the principal amount of the Series 1994A Bonds;

                  (ii) $[insert amount] is demanded in respect of the principal amount of the Series 1994B Bonds;

                  (iii) $[insert amount] is demanded in respect of interest on such Series 1994A Bonds; and

                  (iv) $[insert amount] is demanded in respect of interest on such Series 1994B Bonds.

            4. The amount of this drawing was computed in compliance with the terms and conditions of the Indentures and, when added to the amount of drawing under the Letter of Credit made simultaneously herewith, does not exceed the Available Amount of the Letter of Credit.

            5. The proceeds of this drawing will only be used to pay principal of and interest on Bonds in a Weekly Mode.

            All capitalized terms used but not otherwise defined herein shall have the same meaning as in the Letter of Credit and the Letter of Credit Agreement (as defined in the Letter of Credit).

            IN WITNESS WHEREOF, this Certificate has been executed this _________ day of ___________ , _____.

                                                 MARK TWAIN BANK,
                                                 as Trustee


                                                 By:
                                                     ---------------------------
                                                     Authorized Representative

                                                                 EXHIBIT G
                                                                    TO
                                                          HELLER FINANCIAL, INC.
                                                             LETTER OF CREDIT
                                                               NO. 94-RBC01

                              REDUCTION CERTIFICATE

Heller Financial, Inc.
500 West Monroe Street
12th Floor
Chicago, Illinois 60661
Attention: Portfolio Manager,
  Portfolio Organization,
  Corporate Finance Group

            The undersigned hereby CERTIFIES with respect to (i) that certain Irrevocable Transferable Letter of Credit No. 94-RBC01, dated September 7, 1994 (the "Letter of Credit"), issued by Heller Financial, Inc. ("Heller") in favor of the Beneficiary; (ii) those certain Bonds; and (iii) those certain
Indentures:

            1. The Beneficiary is the Trustee under the Indentures.

            2. Upon receipt by Heller of this Certificate, the Available Amount shall be reduced by $[insert amount], and the Available Amount shall thereupon equal $[insert amount]. $[insert amount] of said amount is attributable to interest.

            3. The amount of the reduction in the Available Amount of the Letter of Credit has been computed in accordance with the provisions of the Letter of Credit Agreement.

            4. Following the reduction, the Available Amount of the Letter of Credit shall equal the aggregate principal amount of the Bonds outstanding (to the extent such Bonds are not Company Bonds), plus 35 days' interest on the Bonds at the Cap Interest Rate, based upon a year consisting of 365 days.

            All capitalized terms used but not otherwise defined herein shall have the same meaning as in the Letter of Credit and the Letter of Credit Agreement (as defined in the Letter of Credit).

            IN WITNESS WHEREOF, this Certificate has been executed this _________ day of __________, ____.

                                             MARK TWAIN BANK,
                                             as Trustee


                                             By:
                                                 -------------------------------
                                                 Authorized Representative

                                                                 EXHIBIT H
                                                                    TO
                                                          HELLER FINANCIAL, INC.
                                                             LETTER OF CREDIT
                                                               NO. 94-RBC01

                               NOTICE OF AMENDMENT
                                   (REDUCTION)

Mark Twain Bank
8820 Ladue Road
St. Louis, Missouri 63124
Attention: Corporate Trust Division

Dear Sirs:

            Reference is made to that certain Irrevocable Transferable Letter of Credit No. 94-RBC01, dated September 7, 1994 (the "Letter of Credit"), established by us in your favor as Beneficiary. We hereby notify you that, in accordance with the terms of the Letter of Credit and that certain Letter of Credit Agreement, dated as of September 1, 1994, between Roller Bearing Company of America, Inc., a Delaware corporation, and us, the Available Amount of the Letter of Credit has been reduced to $[insert amount].

            This letter should be attached to the Letter of Credit and made a part thereof.

                                              HELLER FINANCIAL, INC.


                                              By:
                                                  ------------------------------
                                                  Its:
                                                       -------------------------

                                                                 EXHIBIT I
                                                                    TO
                                                          HELLER FINANCIAL, INC.
                                                             LETTER OF CREDIT
                                                               NO. 94-RBC01

                              TRANSFER CERTIFICATE

Heller Financial, Inc.
500 West Monroe Street
12th Floor
Chicago, Illinois 60661
Attention: Portfolio Manager,
  Portfolio Organization,
  Corporate Finance Group

Dear Sirs:

            Reference is made to that certain Irrevocable Transferable Letter of Credit No. 94-RBC01, dated September 7, 1994 (the "Letter of Credit"), which has been established by you in favor of Mark Twain Bank.

            The undersigned, a duly authorized officer or agent of Mark Twain Bank has transferred and assigned (and hereby confirms to you said transfer and assignment) all of its rights under and interest in said Letter of Credit to [insert name of transferee], and confirms that Mark Twain Bank no longer has any rights under or interest in said Letter of Credit.

            Transferor and Transferee have indicated on the face of said Letter of Credit that it has been transferred and assigned to Transferee.

            The undersigned, a duly authorized officer or agent of the Transferee hereby certifies that the Transferee is a duly authorized transferee under the terms of said Letter of Credit and is accordingly entitled, upon presentation of the documents called for therein, to receive payment thereunder.

                                                MARK TWAIN BANK,
                                                as Transferor


                                                By:
                                                    ----------------------------
                                                    Authorized Officer


                                                --------------------------------
                                                as Transferee


                                                By:
                                                    ----------------------------
                                                    Authorized Officer

                                                                 EXHIBIT J
                                                                    TO
                                                          HELLER FINANCIAL, INC.
                                                             LETTER OF CREDIT
                                                               NO. 94-RBC01

                               NOTICE OF AMENDMENT
                            (STATED EXPIRATION DATE)

Mark Twain Bank
8820 Ladue Road
St. Louis, Missouri 63124
Attention:    Corporate Trust Division

Dear Sirs:

            Reference is made to that certain Irrevocable Transferable Letter of Credit No. 94-RBC01, dated September 7, 1994 (the "Letter of Credit"), established by us in your favor as Beneficiary. We hereby notify you that, in accordance with the terms of the Letter of Credit and that certain Letter of Credit Agreement, dated as of September 1, 1994, between Roller Bearing Company of America, Inc., a Delaware corporation, and us, the Stated Expiration Date of the Letter of Credit has been extended to [insert date].

            This letter should be attached to the Letter of Credit and made a part thereof.

                                                HELLER FINANCIAL, INC.


                                                 By:
                                                     ---------------------------
                                                     Its:
                                                          ----------------------

                                                                 EXHIBIT K
                                                                    TO
                                                          HELLER FINANCIAL, INC.
                                                             LETTER OF CREDIT
                                                               NO. 94-RBC01

                               NOTICE OF AMENDMENT
                              (INTEREST COMPONENT)

Mark Twain Bank
8820 Ladue Road
St. Louis, Missouri 63124
Attention: Corporate Trust Division

Dear Sirs:

            Reference is made to that certain Irrevocable Transferable Letter of Credit No. 94-RBC01, dated September 7,1994 (the "Letter of Credit"), established by us in your favor as Beneficiary. We hereby notify you that, in accordance with the terms of the Letter of Credit and that certain Letter of Credit Agreement, dated as of September 1, 1994, between Roller Bearing Company of America, Inc., a Delaware corporation, and us, the interest component of the Letter of Credit has been increased to $[insert amount based on 35 days' interest (365-day year) at the new Cap Rate].

            This letter should be attached to the Letter of Credit and made a part thereof.

                                                HELLER FINANCIAL, INC.


                                                By:
                                                    ----------------------------
                                                    Its:
                                                         -----------------------